     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 22, 2000

                                                      REGISTRATION NO. 333-96029
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------


                                AMENDMENT NO. 3
                                       TO
                                    FORM S-1


                             REGISTRATION STATEMENT

                                   UNDER THE

                             SECURITIES ACT OF 1933

                         ------------------------------

                        INTERMUNE PHARMACEUTICALS, INC.

             (Exact name of registrant as specified in its charter)

           DELAWARE                        8731                    99-3296648
 (State or other jurisdiction        (Primary Standard          (I.R.S. Employer
              of                        Industrial            Identification No.)
incorporation or organization)  Classification Code Number)

                         ------------------------------


                               1710 GILBRETH ROAD
                                   SUITE 301
                              BURLINGAME, CA 94010
                                 (650) 409-2020


         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                         ------------------------------


                            W. SCOTT HARKONEN, M.D.
                     CHIEF EXECUTIVE OFFICER AND PRESIDENT
                               1710 GILBRETH ROAD
                                   SUITE 301
                              BURLINGAME, CA 94010
                                 (650) 409-2033


 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                         ------------------------------

                                   COPIES TO:


             ALAN C. MENDELSON, ESQ.                           JONATHAN L. KRAVETZ, ESQ.
               COOLEY GODWARD LLP                              EDWARD P. GONZALES, ESQ.
              FIVE PALO ALTO SQUARE                MINTZ, LEVIN, COHN, FERRIS, GLOVSKY AND POPEO, P.C.
               3000 EL CAMINO REAL                               ONE FINANCIAL CENTER
               PALO ALTO, CA 94306                                 BOSTON, MA 02111
                 (650) 843-5000                                     (617) 542-6000


                         ------------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.

                         ------------------------------

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                         ------------------------------

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE



    The purpose of this Amendment No. 3 is solely to file certain exhibits to the Registration Statement as set forth below as in Item 16(a) of Part II.

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS



ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.



    (A) EXHIBITS.



EXHIBIT
NUMBER                  DESCRIPTION OF DOCUMENT
---------------------   -----------------------
       1.1              Form of Underwriting Agreement.
       3.1**            Certificate of Incorporation of Registrant, to be effective upon Registrant's reincorporation in Delaware.
       3.2**            Amended and Restated Certificate of Incorporation of
                        Registrant to be effective upon the closing of the offering made pursuant to this Registration Statement.
       3.3**            Bylaws of Registrant to be effective upon Registrant's
                        reincorporation in Delaware and upon the closing of the
                        offering made pursuant to this Registration Statement.
       4.1              Specimen Common Stock Certificate.
       4.2**            Amended and Restated Investor Rights Agreement, dated
                        January 7, 2000, between Registrant and holders of the
                        Registrant's Series A-1 Preferred Stock, Series A-2
                        Preferred Stock and Series B Preferred Stock.
       5.1*             Opinion of Cooley Godward LLP.
      10.1**            Form of Indemnity Agreement.
      10.2**            1999 Equity Incentive Plan and related documents.
      10.3**            2000 Equity Incentive Plan and related documents.
      10.4**            2000 Employee Stock Purchase Plan and related documents.
      10.5**            2000 Non-Employee Directors' Stock Option Plan and related documents.
      10.6**            Lease Agreement, dated November 9, 1999, between Registrant and American Heart Association, Western States Affiliate.
      10.7**            Employment Agreement, dated April 27, 1999, between
                        Registrant and W. Scott Harkonen.
      10.8**            Employment Offer Letter, dated October 28, 1999, between
                        Registrant and Timothy P. Lynch.
      10.9**            Employment Offer Letter, dated October 22, 1999, between
                        Registrant and Peter Van Vlasselaer.
      10.10**           Employment Offer Letter, dated December 19, 1999, between
                        Registrant and Christine Czarniecki.
      10.11**           Secured Loan Agreement, Secured Promissory Note, and
                        Security Agreement, dated July 1, 1999, between Registrant and W. Scott Harkonen.
      10.12+            Amended and Restated Exclusive Sublicense Agreement, dated
                        April 27, 1999, between Registrant and Connetics
                        Corporation.
      10.13             Collaboration Agreement, dated April 27, 1999, between
                        Registrant and Connetics Corporation.
      10.14+            Transition Agreement, dated April 27, 1999, between
                        Registrant and Connetics Corporation.
      10.15**           Amended and Restated Service Agreement, dated April 7, 1999, between the Registrant and Connetics Corporation.
      10.16+            Supply Agreement, dated May 5, 1998, between Registrant (as successor in interest to Connetics Corporation by
                        assignment) and Genentech, Inc.
      10.17+**          Sponsored Research and License Agreement, dated January 1,
                        2000, between Registrant and Panorama Research, Inc.

EXHIBIT
NUMBER                  DESCRIPTION OF DOCUMENT
---------------------   -----------------------
      10.18+**          License Agreement, dated March 25, 1999, between Registrant and MCW Research Foundation, Inc.
      10.19+**          Data Transfer, Clinical Trial, and Market Supply Agreement,
                        dated January 27, 1999, between the Registrant and
                        Boehringer Ingleheim.
      23.1**            Consent of Ernst & Young LLP, Independent Auditors.
      23.2*             Consent of Cooley Godward LLP. Reference is made to
                        Exhibit 5.1.
      24.1**            Power of Attorney. Reference is made to the signature page.
      27.1**            Financial Data Schedule.


------------------------


*   To be filed by amendment.



+ Confidential treatment requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.



** Previously filed.



    (B) FINANCIAL STATEMENT SCHEDULES



    Schedules are omitted because they are not applicable, or because the information is included in the Financial Statements or the Notes thereto.

                                   SIGNATURES



    Pursuant to the requirements of the Securities Act of 1933, the registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Santa Clara, State of California, on the 22nd day of March, 2000.



                                                     INTERMUNE PHARMACEUTICALS, INC.

                                                     By:             /s/ TIMOTHY P. LYNCH
                                                         --------------------------------------------
                                                                       Timothy P. Lynch
                                                             PRESIDENT AND CHIEF FINANCIAL OFFICER



                     SIGNATURES                                   TITLE                   DATE
                     ----------                                   -----                   ----

                                                       President and Chief
                          *                              Executive Officer and
     -------------------------------------------         Director (principal        March 22, 2000
                  W. Scott Harkonen                      executive officer)

                                                       Vice President and Chief
                /s/ TIMOTHY P. LYNCH                     Financial Officer
     -------------------------------------------         (principal financial and   March 22, 2000
                  Timothy P. Lynch                       accounting officer)

                          *
     -------------------------------------------       Director                     March 22, 2000
                   James I. Healy

                          *
     -------------------------------------------       Director                     March 22, 2000
                   Edgar Engleman

                          *
     -------------------------------------------       Director                     March 22, 2000
                   John L. Higgins

                          *
     -------------------------------------------       Director                     March 22, 2000
                  Jonathan S. Leff

                     SIGNATURES                                   TITLE                   DATE
                     ----------                                   -----                   ----

                          *
     -------------------------------------------       Director                     March 22, 2000
                  Nicholas J. Simon

                          *
     -------------------------------------------       Director                     March 22, 2000
                   Wayne Hockmeyer



*                    /s/ TIMOTHY P. LYNCH
           -----------------------------------------
                       Timothy P. Lynch
                       ATTORNEY-IN-FACT

                                 EXHIBIT INDEX


       1.1              Form of Underwriting Agreement.

       3.1**            Certificate of Incorporation of Registrant, to be effective upon Registrant's reincorporation in Delaware.

       3.2**            Amended and Restated Certificate of Incorporation of
                        Registrant to be effective upon the closing of the offering made pursuant to this Registration Statement.

       3.3** Bylaws of Registrant to be effective upon Registrant's reincorporation in Delaware and upon the closing of the offering made pursuant to this Registration Statement.

       4.1              Specimen Common Stock Certificate.

       4.2**            Amended and Restated Investor Rights Agreement, dated
                        January 7, 2000, between Registrant and holders of the Registrant's Series A-1 Preferred Stock, Series A-2
                        Preferred Stock and Series B Preferred Stock.

       5.1*             Opinion of Cooley Godward LLP.

      10.1**            Form of Indemnity Agreement.

      10.2**            1999 Equity Incentive Plan and related documents.

      10.3**            2000 Equity Incentive Plan and related documents.

      10.4**            2000 Employee Stock Purchase Plan and related documents.

      10.5** 2000 Non-Employee Directors' Stock Option Plan and related documents.

      10.6**            Lease Agreement, dated November 9, 1999, between Registrant and American Heart Association, Western States Affiliate.

      10.7**            Employment Agreement, dated April 27, 1999, between
                        Registrant and W. Scott Harkonen.

      10.8**            Employment Offer Letter, dated October 28, 1999, between
                        Registrant and Timothy P. Lynch.

      10.9**            Employment Offer Letter, dated October 22, 1999, between
                        Registrant and Peter Van Vlasselaer.

      10.10**           Employment Offer Letter, dated December 19, 1999, between
                        Registrant and Christine Czarniecki.

      10.11**           Secured Loan Agreement, Secured Promissory Note, and
                        Security Agreement, dated July 1, 1999, between Registrant and W. Scott Harkonen.

      10.12+            Amended and Restated Exclusive Sublicense Agreement, dated
                        April 27, 1999, between Registrant and Connetics
                        Corporation.

      10.13             Collaboration Agreement, dated April 27, 1999, between
                        Registrant and Connetics Corporation.

      10.14+            Transition Agreement, dated April 27, 1999, between
                        Registrant and Connetics Corporation.

      10.15**           Amended and Restated Service Agreement, dated April 7, 1999, between the Registrant and Connetics Corporation.

      10.16+            Supply Agreement, dated May 5, 1998, between Registrant (as successor in interest to Connetics Corporation by
                        assignment) and Genentech, Inc.

      10.17+**          Sponsored Research and License Agreement, dated January 1,
                        2000, between Registrant and Panorama Research, Inc.

      10.18+**          License Agreement, dated March 25, 1999, between Registrant and MCW Research Foundation, Inc.

      10.19+** Data Transfer, Clinical Trial and Market Supply Agreement, dated January 27, 1999, between Registrant and Boehringer
                        Ingleheim.

      23.1**            Consent of Ernst & Young LLP, Independent Auditors.

      23.2*             Consent of Cooley Godward LLP. Reference is made to
                        Exhibit 5.1.

      24.1**            Power of Attorney. Reference is made to the signature page.

      27.1**            Financial Data Schedule.


------------------------

*   To be filed by amendment.

+ Confidential treatment requested with respect to certain portions of the exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.

**  Previously filed.